AMENDMENT NO. 11
TO AMENDED AND RESTATED
AGREEMENT AND DECLARATION OF TRUST OF
AIM GROWTH SERIES
          This Amendment No. 11 (the “Amendment”) to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (the “Trust”) amends, effective February 12, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the “Agreement”).
          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.
          WHEREAS, the Trust desires to amend the Agreement to change the name of Van Kampen Asset Allocation Conservative Fund, Van Kampen Asset Allocation Growth Fund, Van Kampen Asset Allocation Moderate Fund, Van Kampen Harbor Fund, Van Kampen Leaders Fund, Van Kampen Real Estate Securities Fund and Van Kampen U.S. Mortgage Fund to Invesco Van Kampen Asset Allocation Conservative Fund, Invesco Van Kampen Asset Allocation Growth Fund, Invesco Van Kampen Asset Allocation Moderate Fund, Invesco Van Kampen Harbor Fund, Invesco Van Kampen Leaders Fund, Invesco Van Kampen Real Estate Securities Fund and Invesco Van Kampen U.S. Mortgage Fund, respectively;
          NOW, THEREFORE, the Agreement is hereby amended as follows:
     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.
     2. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.
     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.
     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 12, 2010.

By:	/s/ John M. Zerr
	Name:	John M. Zerr
	Title:	Senior Vice President

EXHIBIT 1
“SCHEDULE A
AIM GROWTH SERIES
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

AIM Balanced-Risk Retirement Now Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

AIM Balanced-Risk Retirement 2010 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

AIM Balanced-Risk Retirement 2020 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

AIM Balanced-Risk Retirement 2030 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

AIM Balanced-Risk Retirement 2040 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

AIM Balanced-Risk Retirement 2050 Fund	Class A Shares
Class A5 Shares
Class B Shares
Class C Shares
Class C5 Shares
Class R Shares
Class R5 Shares
Class Y Shares
Institutional Class Shares

AIM Basic Value Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Conservative Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

AIM Global Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Growth Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

AIM Income Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM International Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Mid Cap Core Equity Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Moderate Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class S Shares
Class Y Shares
Institutional Class Shares

AIM Moderate Growth Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Moderately Conservative Allocation Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares

AIM Small Cap Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class Y Shares
Institutional Class Shares
Investor Class Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO
Invesco Convertible Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Asset Allocation	Class A Shares
Conservative Fund	Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Asset Allocation Growth Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Asset Allocation Moderate	Class A Shares
Fund	Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Harbor Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen Leaders Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares

Invesco Van Kampen Real Estate Securities Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares

Invesco Van Kampen U.S. Mortgage Fund	Class A Shares
Class B Shares
Class C Shares
Class Y Shares
Institutional Class Shares”